Exhibit 99.1

Bowen Acquisition Corp Announces Entering into Merger Agreement with Shenzhen Qianzhi BioTech Company

New York, NY, January 18, 2024 – Bowen Acquisition Corp (NASDAQ: BOWN) (“BOWN”), a special purpose acquisition company, announced the execution of an agreement and plan of merger (the “Merger Agreement”) with Shenzhen Qianzhi BioTechnology Co., Ltd (“Qianzhi BioTech”), a biotech company engaged in development, manufacturing and sales of ozonated health and wellness products in China.

Pursuant to the Merger Agreement, BOWN’s wholly owned subsidiary, Bowen Merger Sub, a Cayman Islands exempted company, will merge (the “Merger” or the “Business Combination”) with and into Qianzhi Group Holding (Cayman) Limited, parent of Qianzhi BioTech and an exempted company incorporated with limited liability in the Cayman Islands (“NewCo”), with NewCo being the surviving company of the Merger and becoming a wholly-owned subsidiary of BOWN. In connection with the Merger, the NewCo Shareholders will receive an aggregate of 7,246,377 ordinary shares of BOWN and have the right to receive up to an additional 1,400,000 ordinary shares of BOWN upon the achievement of certain earnout targets as provided for in the Merger Agreement.

The transaction has been approved by the boards of directors of both BOWN and Qianzhi BioTech and is expected to be consummated in the second or third quarter of 2024, subject to regulatory and stockholder approval by the stockholders of BOWN and NewCo and the satisfaction of certain other customary closing conditions. The majority shareholder of NewCo has agreed to vote in favor of the Merger.

Qianzhi BioTech, based in Shenzhen, China, is a health and wellness focused biotech company and an early adopter and developer of plant-based and ozonated products for antibacterial, skincare, gynecological and andrological applications. The majority of Qianzhi BioTech’s products are ozonated, oil-based and infused with formulated herbal ingredients. Qianzhi Biotech’s other proprietary products include ozonated disinfectant products produced by ambient temperature ozone curing technology. Qianzhi BioTech believes that its ozonated disinfectants are safer, more environmentally friendly and more efficient, as compared to traditional alcohol, chlorine or phenol-based disinfectants.

Upon the closing of the Merger, the combined company is expected to remain a NASDAQ-listed public company trading under a new ticker symbol. However, there can be no assurance that the combined company will remain listed on NASDAQ. Qianzhi BioTech’s executive management team will continue to lead the combined company.

“Bowen recognizes Qianzhi BioTech’s excellent products, purpose-driven mission and sustainable operations, which improve the well-being of its customers and communities and shape a promising future,” said Mr. Jiangang Luo, Chief Executive Officer of BOWN. “We are excited to partner with Qianzhi BioTech in this business combination and look forward very much to consummating this transaction. We believe that, with the value proposition that Bowen brings, Qianzhi BioTech will have the ability to expand its market and create significant value for stockholders over time.”

The description of the Merger Agreement and the terms of the Merger and the transactions contemplated by the Merger Agreement contained herein is only a summary and is qualified in its entirety by reference to the Merger Agreement relating to the transaction. For additional information, see BOWN’s Current Report on Form 8-K, which will be filed promptly and can be obtained at the website of the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

Advisors

Graubard Miller is serving as U.S. legal advisor to BOWN, Han Kun Law and Ogier are serving as PRC and Cayman legal advisors, respectively to BOWN. Becker & Poliakoff is serving as U.S. legal advisor to Qianzhi BioTech, and Jingsh & H Y Leung (Qianhai) Law Firm is serving as PRC legal advisor to Qianzhi BioTech.

About Shenzhen Qianzhi BioTech Company Limited

Qianzhi BioTech, based in Shenzhen, China, is a health and wellness focused biotech company and an early adopter and developer of plant-based and ozonated products for antibacterial, skincare, gynecological and andrological applications. The majority of Qianzhi BioTech’s products are ozonated, oil-based and infused with formulated herbal ingredients. Qianzhi Biotech’s other proprietary products include ozonated disinfectant products produced by ambient temperature ozone curing technology. Qianzhi BioTech believes that its ozonated disinfectants are safer, more environmentally friendly and more efficient, as compared to traditional alcohol, chlorine or phenol based disinfectants.

About Bowen Acquisition Corp

Bowen Acquisition Corp is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While the Company will not be limited to a particular industry or geographic region in its identification and acquisition of a target company, the Company intends to focus its search on businesses throughout Asia.

Cautionary Note Regarding Forward Looking Statements

This press release may contain statements that constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning BOWN’s and Qianzhi BioTech’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, and the effects of regulation, including whether the Business Combination will generate returns for stockholders or shareholders, respectively. These forward-looking statements are based on BOWN’s or Qianzhi BioTech’s management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of BOWN’s or Qianzhi BioTech’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) the occurrence of any event, change, or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against BOWN, Qianzhi BioTech, or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain the approval of the stockholders of BOWN, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (d) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (e) the ability to meeting the applicable stock exchange listing standards following the consummation of the Business Combination; (f) the risk that the Business Combination disrupts current plans and operations of Qianzhi BioTech or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (g) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Qianzhi BioTech to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (h) costs related to the Business Combination; (i) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in the need for BOWN to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of BOWN’s securities and the attractiveness of the Business Combination to investors; (j) the possibility that BOWN and Qianzhi BioTech may be adversely affected by other economic, business, and/or competitive factors; (k) Qianzhi BioTech’s ability to execute its business plans and strategies; (l) Qianzhi BioTech’s estimates of expenses and profitability; (m) the risk that the transaction may not be completed by BOWN’s business combination deadline and the potential failure to obtain extensions of the business deadline if sought by BOWN; (n) other risks and uncertainties indicated from time to time in the final prospectus of BOWN relating to its initial public offering filed with the SEC, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by BOWN. Copies are available on the SEC’s website, www.sec.gov. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and BOWN and Qianzhi BioTech assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither BOWN nor Qianzhi BioTech gives any assurance that either BOWN or Qianzhi BioTech will achieve its expectations.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination between BOWN and Qianzhi BioTech, BOWN will file a registration statement on Form F-4 (as may be amended from time to time, the “Registration Statement”) that will include a preliminary proxy statement of BOWN and a registration statement/preliminary prospectus of Qianzhi BioTech, and after the Registration Statement is declared effective, BOWN will mail a definitive proxy statement/prospectus relating to the Business Combination to its stockholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of BOWN’s stockholders to be held to approve the Business Combination and related matters. This communication does not contain all of the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect to such matters. BOWN and Qianzhi BioTech may also file other documents with the SEC regarding the Business Combination. BOWN stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus when available and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about BOWN, Qianzhi BioTech, and the Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to BOWN stockholders as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed or that will be filed with the SEC through BOWN through the website maintained by the SEC at www.sec.gov, or by directing a request to the contacts mentioned below.

Participants in the Solicitation

BOWN, Qianzhi BioTech, and their respective directors and officers may be deemed participants in the solicitation of proxies of BOWN stockholders in connection with the Business Combination. BOWN stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of BOWN and a description of their interests in BOWN is contained in BOWN’s final prospectus related to its initial public offering, dated July 11, 2023, and in BOWN’s subsequent filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to BOWN stockholders in connection with the Business Combination and other matters to be voted upon at the BOWN stockholder meeting will be set forth in the Registration Statement. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the Registration Statement that BOWN and Qianzhi BioTech intend to file with the SEC. You will be able to obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release relates to a proposed Business Combination between BOWN and Qianzhi BioTech. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale or exchange of securities in any jurisdiction in which such offer, solicitation, sale, or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

For investor and media inquiries, please contact:

Jiangang Luo

Chief Executive Officer

jiangangluo@bowenspac.com